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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 7, 2003

                           IDINE REWARDS NETWORK INC.
                 (Exact Name of Registrant Specified in Charter)

   Delaware                     001-13806                       84-6028875
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                   Number)                   Identification No.)
Incorporation)

    2 North Riverside Plaza, Suite 950
             Chicago, Illinois                                      60606
 (Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (312) 521-6767
                                                           --------------


                            11900 Biscayne Boulevard
                           North Miami, Florida 33181
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

     On October 7, 2003, iDine Rewards Network Inc., a Delaware corporation ("iDine"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, pursuant to Rule 135c of the Securities Act of 1933, as amended (the "Securities Act"), regarding a convertible subordinated debt offering by iDine under Rule 144A of the Securities Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c) Exhibits.

      Exhibit No.      Description of Exhibit
      -----------      ----------------------

          99.1 Press release issued by iDine Rewards Network Inc., dated October 7, 2003.

                                    2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IDINE REWARDS NETWORK INC.

                                             By:  /s/ Kenneth R. Posner

                                                  --------------------------
                                                  Kenneth R. Posner
                                                  Senior Vice President,
                                                  Finance and Administration

Dated:  October 7, 2003

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------
   99.1        Press release issued by iDine Rewards Network Inc., dated
               October 7, 2003.